PACIFIC GLOBAL ETF TRUST

Supplement Dated September 14, 2020 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

dated October 28, 2019, of:

PACIFIC GLOBAL US Equity Income ETF

NYSE Arca Ticker: USDY

At a meeting held on September 10, 2020, the Board of Trustees of Pacific Global ETF Trust approved the termination and winding down of Pacific Global US Equity Income ETF (the “Fund”), with the liquidation payment to shareholders expected to take place on or about October 30, 2020.

After the close of business on October 15, 2020, the Fund will no longer accept creation orders. The Fund’s last day of trading on the NYSE Arca, Inc. (the “Exchange”) will be October 23, 2020. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on the Exchange until market close on October 23, 2020, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on October 23, 2020, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on October 23, 2020 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about October 30, 2020.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Foreside Fund Services, LLC at (866) 933-2398 for additional information.